                                                        Exhibit (99)-1
                                                        ComEd Financing II
                                                        Form S-4 File No. 333-


                             LETTER OF TRANSMITTAL

                              ComEd Financing II

                     Offer to Exchange Its Series B 8.50%
                      Capital Securities Which Have Been
                             Registered Under the
                            Securities Act of 1933
                      for Any and All of Its Outstanding
                       8.50% Series A Capital Securities
               (Liquidation Amount $1,000 per Capital Security)
             pursuant to the Prospectus dated _____________, 1997

==============================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 p.m., NEW YORK
 CITY TIME, ON __________, 1997 (AS SUCH DATE AND TIME MAY BE EXTENDED BY COMMONWEALTH EDISON COMPANY AND COMED FINANCING II IN THEIR SOLE DISCRETION, THE "EXPIRATION DATE").
==============================================================================

     If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and delivered to:


  By Registered or Certified Mail:                         By Facsimile:                            By Hand/Overnight Carrier:

     Wilmington Trust Company                        Wilmington Trust Company                        Wilmington Trust Company
     1100 North Market Street                         Attn:  Corporate Trust                         1100 North Market Street
       Rodney Square North                                   Administration                             Rodney Square North
    Wilmington, Delaware  19890                          (302) 651-8882                             Wilmington, Delaware  19890
      Attn:  Corporate Trust                                                                           Attn:  Corporate Trust
             Administration                       (For Eligible Institutions Only)                            Administration
                                                       Confirm by Telephone:
                                                          (302) 651-1428

                                                       For Information Call:
                                                          (302) 651-1428


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated ___________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus") of ComEd Financing II, a

Delaware business trust (the "Trust"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Trust's offer (the "Exchange Offer") to exchange its 8.50% Series B Capital Securities (the "New Capital Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like Liquidation Amount of its outstanding 8.50% Series A Capital Securities (the "Old Capital Securities"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This Letter of Transmittal is to be completed either if (a) certificates for Old Capital Securities are to be delivered herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Capital Securities" and an Agent's Message (as defined below) is not delivered. Certificates for Old Capital Securities, or book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date or the guaranteed delivery procedures set forth in Instruction 2 must be complied with. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Trust and ComEd may enforce this Letter of Transmittal against such participant.

     If a registered holder (which term, for purposes of this document, shall include a participant in the book-entry transfer facility system at DTC whose name appears on a security position listing as the owner of the Old Capital Securities) desires to tender Old Capital Securities and such Old Capital Securities are not immediately available or time will not permit all documents required by the Exchange Offer to reach the Exchange Agent (or if the procedures for book-entry transfer cannot be completed on a timely basis) prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in Instruction 2.

     The undersigned hereby tenders to the Trust and Commonwealth Edison Company, an Illinois corporation ("ComEd"), the aggregate Liquidation Amount of the Old Capital Securities described in Box 1 below (the "Tendered Old Capital Securities") in exchange for a like aggregate Liquidation Amount of the Trust's New Capital Securities which have been registered under the Securities Act, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Tendered Old Capital Securities and the undersigned represents that it has received from each beneficial owner of Tendered Old Capital Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to and effective upon the acceptance for exchange of the Tendered Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Trust all right, title and interest in, to and under the Tendered Old Capital Securities.

     Unless otherwise indicated under "Special Issuance Instructions" below (Box
4), the undersigned hereby directs that the New Capital Securities exchanged for the Tendered Old Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated below maintained at DTC. If applicable, substitute certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 5), please send or cause to be sent the certificates for New Capital Securities (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact (with full knowledge that the Exchange Agent is also acting as agent of ComEd and the Trust in connection with the Exchange Offer) of the undersigned with respect to the Tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in Instruction 6, to (i) deliver certificates for the Tendered Old Capital Securities to ComEd or the Trust or cause ownership of the Tendered Old Capital Securities to be transferred to, or upon the order of, the Trust, on the books of the registrar for the Old Capital Securities and deliver all accompanying evidences of transfer and authenticity to, or transfer ownership of such Old Capital Securities on the account books maintained by DTC to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities pursuant to the Exchange Offer, and (ii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Old Capital Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Capital Securities" and in the instructions hereto will, upon ComEd's and the Trust's acceptance for exchange of such Tendered Old Capital Securities, constitute a binding agreement among the undersigned, ComEd and the Trust upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in Instruction 6. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, ComEd and the Trust may not be required to accept for exchange any of the Tendered Old Capital Securities. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Tendered Old Capital Securities and that the Trust will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances when the Tendered Old Capital Securities are acquired by the Trust as contemplated herein, and the Tendered Old Capital Securities are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by ComEd, the Trust or the Exchange Agent to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Tendered Old Capital Securities, and that the undersigned will comply with its obligations under the

Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL (OR DELIVERY OF AN AGENT'S MESSAGE IN LIEU HEREOF), THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (i) NEITHER THE UNDERSIGNED NOR ANY BENEFICIAL OWNER(S) IS AN "AFFILIATE" OF COMED OR THE TRUST, (ii) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED AND ANY BENEFICIAL OWNER(S) ARE BEING ACQUIRED BY THE UNDERSIGNED AND ANY BENEFICIAL OWNER(S) IN THE ORDINARY COURSE OF BUSINESS OF THE UNDERSIGNED AND ANY BENEFICIAL OWNER(S),
(iii) THE UNDERSIGNED AND EACH BENEFICIAL OWNER HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (iv) THE UNDERSIGNED AND ANY SUCH BENEFICIAL OWNER IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES.

     A broker-dealer who holds Old Capital Securities for its own account as a result of market-making activities or other trading activities and who receives New Capital Securities in exchange for such Old Capital Securities pursuant to the Exchange Offer may be deemed to be an "underwriter" within the meaning of the Securities Act and will be required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Capital Securities. If the undersigned or any beneficial owner(s) is a broker-dealer which acquired any of the Tendered Old Capital Securities for its own account as the result of market-making activities or other trading activities, such broker-dealer acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Capital Securities received in exchange for any of such Tendered Old Capital Securities that were acquired for its own account as the result of market-making activities or other trading activities (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     Subject to certain provisions set forth in the Registration Rights Agreement and to the limitations described in the Prospectus, ComEd and the Trust have agreed that the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Capital Securities received in exchange for Old Capital Securities that were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such New Capital Securities have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who participates in the Exchange Offer with respect to Old Capital Securities acquired for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Capital Securities and executing this Letter of Transmittal or delivering an Agent's Message in lieu hereof, agrees that, upon receipt of notice from ComEd or the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Capital Securities (or the New Guarantee or the New Junior Subordinated Debentures, as applicable) pursuant to the Prospectus until ComEd or the Trust has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Participating Broker-Dealer or ComEd or the Trust has given notice that the sale of the New Capital Securities (or the New Guarantee or the New Junior Subordinated Debentures, as applicable) may be resumed, as the case may be. As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Capital Securities received in exchange for Old Capital Securities pursuant to the Exchange Offer must notify ComEd and the Trust, or cause ComEd and the Trust to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided below or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

     Any holder of Old Capital Securities who uses the Exchange Offer to participate in a distribution of the New Capital Securities to be acquired in the Exchange Offer, any broker-dealer who receives New Capital Securities in exchange for Old Capital Securities that were purchased directly from the Trust to resell pursuant to Rule 144A or any other available exemption under the Securities Act, any person participating in the distribution of the Old Capital Securities who receives New Capital Securities in the Exchange Offer and any "affiliate" of the Company or the Trust who receives New Capital Securities in the Exchange Offer (a) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance set forth in the above-described interpretive letters and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such New Capital Securities, unless such sale is made pursuant to an exemption from such requirements. Any such resale transaction must be made by delivery of a prospectus containing the selling securityholder information required by the rules of the Commission under the Securities Act.

     Each New Capital Security will accumulate Distributions from the most recent Distribution Date on the Old Capital Securities surrendered in exchange for such New Capital Securities or, if no Distributions have been paid or provided for on such Old Capital Securities, from January 24, 1997. As a result, holders of Old Capital Securities that are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the most recent Distribution Date on such Old Capital Securities or, if no Distributions have been paid or provided for on such Old Capital Securities, from and after January 24, 1997, and such holders will be deemed to have waived the right to receive any Distributions on such Old Capital Securities. Except as stated in the Prospectus, this tender is irrevocable.


                                           PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                                               CAREFULLY BEFORE COMPLETING THE BOXES
====================================================================================================================
                                                              BOX 1
                                          DESCRIPTION OF TENDERED OLD CAPITAL SECURITIES
                                          (Attach additional signed pages, if necessary)

====================================================================================================================
                                                                        Certificate      Aggregate
Name(s) and address(es) of Registered Holder(s), exactly as             Number(s)*      Liquidation       Aggregate
name(s) appear(s) on Old Capital Securities Certificate(s) or on  a      of Old           Amount         Liquidation
                  security position listing                              Capital        Represented         Amount
                 (Please fill in, if blank)                             Securities    by Certificate(s)   Tendered**
--------------------------------------------------------------------------------------------------------------------
                                                                        --------------------------------------------
                                                                        --------------------------------------------
                                                                        --------------------------------------------
                                                                        --------------------------------------------
                                                                        --------------------------------------------
====================================================================================================================

  *    Need not be completed by book-entry holders.

** Old Capital Securities may be tendered in whole or in part in denominations of $1,000 (1 Old Capital Security) or any integral multiple of $1,000 (1 Old Capital Security) in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered aggregate Liquidation Amount thereof must be $100,000 (100 Old Capital Securities) or any integral multiple of $1,000 (1 Old Capital Security) in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 6.

====================================================================================================================

                                                           BOX 2
                                                    BENEFICIAL OWNER(S)

====================================================================================================================
State of Principal Residence of Each Beneficial Owner of        Aggregate Liquidation Amount of Tendered Old Capital
           Tendered Old Capital Securities                         Securities Held for Account of Beneficial Owner
====================================================================================================================
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
====================================================================================================================

     If delivery of Old Capital Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Capital Securities must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Capital Securities - Book Entry Transfer."

    ==========================================================================

                                     BOX 3
                (TO BE COMPLETED BY ELIGIBLE INSTITUTIONS ONLY)

   ===========================================================================

   [ ]  CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING
        DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
        MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE
        THE FOLLOWING:

        Name of Tendering Institution _______________________________________

        DTC Account Number __________________________________________________

        Transaction Code Number _____________________________________________

   [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name of Registered Holder(s) ________________________________________

        Window Ticket Number (if any) _______________________________________

        Date of Execution of Notice of Guaranteed Delivery __________________

        Name of Institution which Guaranteed Delivery _______________________


               If Guaranteed Delivery is to be made By Book-Entry Transfer:

        Name of Tendering Institution _______________________________________

        DTC Account Number __________________________________________________

        Transaction Code Number _____________________________________________

   ===========================================================================

================================================================================

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:  ____________________________________________________________

Address:  _________________________________________________________



================================================================================

================================================================================

                                     BOX 4

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (See Instructions 4, 7 and 8)

================================================================================


To be completed ONLY if the New Capital Securities are to be issued in the name of someone other than the registered holder(s) of the Old Capital Securities whose name(s) appear(s) above (Box 1) or if Old Capital Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account other than the account indicated above (Box 3).

Issue

[_]  Old Capital Securities not tendered

[_]  New Capital Securities

to:

Name(s):  ______________________________________________________________________

Address:  ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________
                              (include Zip Code)

Area Code and
Telephone Number:  _____________________________________________________________

Tax Identification or
Social Security No.: ___________________________________________________________


[_] Credit unexchanged Old Capital Securities delivered by book-entry transfer to the DTC account set forth below.
     _____________________________________
     (DTC Account Number, if applicable)

================================================================================

================================================================================

                                     BOX 5

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 7 and 8)

================================================================================

To be completed ONLY if certificates for the New Capital Securities exchanged for the Old Capital Securities and for untendered Old Capital Securities are to be sent to someone other than the registered holder(s) whose name(s) appear(s) above (Box 1), or to such registered holder(s) at an address other than that shown above (Box 1).

Mail New Capital Securities and any untendered Old Capital Securities to:

Name(s):  ______________________________________________________________________
                                (please print)

Address:  ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________
                              (include Zip Code)

Area Code and
Telephone Number:  _____________________________________________________________

Tax Identification or
Social Security No.:  __________________________________________________________


================================================================================

================================================================================

                                     BOX 6

                          USE OF GUARANTEED DELIVERY

================================================================================

[_] CHECK HERE ONLY IF OLD CAPITAL SECURITIES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY. See Instruction 2. If this box is checked, please provide the following information:

Name(s) of Registered Holder(s):
________________________________________________________________________________
________________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:
________________________________________________________________________________

Name of Institution which Guaranteed Delivery:
________________________________________________________________________________

================================================================================

================================================================================

                                     BOX 7

                          TENDERING HOLDER SIGNATURE
                         (See Instructions 1, 4 and 7)
              In Addition, Complete Substitute Form W-9 on page 13

================================================================================


X  _________________________________________                   Guarantee of Signature(s)
                                                               (If required by Instructions 4 and 7)
X  _________________________________________                   Authorized Signature
    (Signature(s) of Registered Holder(s)
          or Authorized Signatory)                             X
                                                               _____________________________________________
Note:  The above lines must be signed by the
registered holder(s) of Old Capital Securities exactly         Name:  ______________________________________
as their name(s) appear(s) on certificate(s) for Old                          (please print)
Capital Securities hereby tendered or on a security
position listing, or by person(s) authorized to become         Title:  _____________________________________
the registered holder(s) by endorsements and                   Name of Firm:
documents transmitted herewith (including such                 ______________________________
opinions of counsel, certifications and other                        (Must be an Eligible Institution
information as may be required by ComEd or the                         as defined in Instruction 2)
Trust to comply with the restrictions on transfer
applicable to the Old Capital Securities). If signature        Address:  ___________________________________
is by a trustee, executor, administrator, guardian,                      ___________________________________
attorney-in-fact, officer, or other person acting in a                   ___________________________________
fiduciary or representative capacity, such person must                           (include Zip Code)
set forth his or her full title below.  See Instruction 7.
                                                               Area Code and
Dated:     ________________________________                      Telephone Number:  ________________________
Name(s):   ________________________________
           ________________________________                    Dated:  _____________________________________
                   (please print)

Capacity:  ________________________________
           ________________________________
                   (Full title)

Street Address:  __________________________
           ________________________________
           ________________________________
                (include Zip Code)

Area Code and
  Telephone Number:  ______________________

Tax Identification or Social Security Number(s):
           ________________________________

============================================================================================================

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


          1. Delivery of this Letter of Transmittal and Certificates. Certificates for the Tendered Old Capital Securities, as well as a properly completed and duly executed copy of this Letter of Transmittal, with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Capital Securities may be effected in accordance with the procedures mandated by DTC's Automatic Tender Offer Program ("ATOP"). Certificates for Old Capital Securities, or book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile hereof or Agent's Message in lieu hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date or the guaranteed delivery procedures set forth in Instruction 2 must be complied with.

          THE METHOD OF DELIVERY OF CERTIFICATES FOR TENDERED OLD CAPITAL SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS TO BE BY MAIL, THE USE OF REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          Neither ComEd nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof or delivery of an Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

          2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Capital Securities but (i) the certificates for such Old Capital Securities are not immediately available, (ii) who cannot deliver their Old Capital Securities, Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth below, including completion of Box 6. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Date, a completed and signed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form accompanying this Letter of Transmittal, must have been delivered to the Exchange Agent; and
(iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing the Tendered Old Capital Securities, in proper form for transfer, together with a completed and signed Letter of Transmittal or, in the case of a book-entry tender, an Agent's Message in lieu of this Letter of Transmittal, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

          The Notice of Guaranteed Delivery may be delivered by hand or overnight carrier, or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

          3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name the Old Capital Securities are registered on the books of the registrar or on a security position listing (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal (or an Agent's Message in lieu hereof). Any Beneficial Owner of Old Capital Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner from accompanying this Letter of Transmittal.

          4. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

               (i) this Letter of Transmittal is signed by the registered holder of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" (Box 4) or the box entitled "Special Delivery Instructions" (Box 5) above, or

               (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

          In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 7.

          5. Inadequate Space. If the space provided in the box captioned "Description of Old Capital Securities" is inadequate, the certificate number(s) and/or the aggregate Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

          6. Partial Tenders and Withdrawal Rights. Tenders of Old Capital Securities will be accepted only in the aggregate Liquidation Amount of $1,000 (1 Old Capital Security) or any integral multiple in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered aggregate Liquidation Amount thereof must be $100,000 (100 Old Capital Securities) or any integral multiple of $1,000 (1 Old Capital Security) in excess thereof. If less than the entire aggregate Liquidation Amount of Old Capital Securities evidenced by any certificate submitted is tendered, the tendering holder should fill in the Liquidation Amount tendered in the column labeled "Aggregate Liquidation Amount Tendered" of the box entitled "Description of Old Capital Securities Tendered" (Box 1) above. The entire aggregate Liquidation Amount of Old Capital Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate Liquidation Amount of all Old Capital Securities is not tendered, new certificate(s) for Old Capital Securities for the Liquidation Amount of Old Capital Securities not tendered and New Capital Securities exchanged for any Old Capital Securities tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

          As set forth below, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn, and (if certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Capital Securities. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

          All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by ComEd and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. ComEd, the Trust, any affiliates or assigns of ComEd or the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

          7. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Old Capital Securities, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates, or on a security position listing, without alteration, enlargement or any change whatsoever.

          If any of the Tendered Old Capital Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Old Capital Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal documents as there are names in which certificates are held.

          If this Letter of Transmittal is signed by the registered holder(s) of Tendered Old Capital Securities and New Capital Securities are to be issued (and any untendered aggregate Liquidation Amount of Old Capital Securities is to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Old Capital Securities nor provide a separate bond power. In any other case, such registered holder(s) must either duly endorse the certificate(s) for Old Capital Securities tendered or transmit a properly executed bond power with the certificate(s), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Old Capital Securities listed, the certificates must be endorsed or accompanied by appropriate bond powers, in each case, signed exactly as the name or names of the registered holder(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as ComEd or the Trust may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. The signature on the endorsement or bond power must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal, any certificate for Old Capital Securities, bond power, power of attorney or any other document required by this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by ComEd and the Trust, proper evidence satisfactory to ComEd and the Trust, in their sole discretion, of such person's authority to so act must be submitted with this Letter of Transmittal.

          Endorsements on certificates or signatures on bond powers required by this Instruction 7 must be guaranteed by an Eligible Institution.

          8. Special Issuance and Special Delivery Instructions. If New Capital Securities are to be issued in the name of a person other than the registered holder(s) of Tendered Old Capital Securities or are to be sent to a name and address other than the name and address of the person signing this Letter of Transmittal or if Old Capital Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to a DTC account other than that of the person signing this Letter of Transmittal, the appropriate boxes (Box 4 and/or Box 5) on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 6.

          9. Transfer Taxes. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Tendered Old Capital Securities, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

          10. Tax Identification Number. A holder whose Tendered Old Capital Securities are accepted for exchange should provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

          To prevent backup withholding with respect to payments of distributions on the New Capital Securities, each tendering holder should provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

          If the New Capital Securities will be registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

          ComEd and the Trust reserve the right in their sole discretion to take whatever steps are necessary to comply with the Trust's obligation regarding backup withholding. Any amount paid as backup withholding will be creditable against a holder's tax liability.

          11. Validity of Tenders. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of Tendered Old Capital Securities will be determined by ComEd and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. ComEd and the Trust reserve the absolute right, in their sole and absolute discretion, to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for, may, in the view of ComEd and the Trust or of counsel to ComEd and the Trust, be unlawful. ComEd and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer as set forth in the Prospectus under "The Exchange Offer --Conditions to the Exchange Offer" or any condition, defect or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions, defects or irregularities are waived in the case of other holders. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by ComEd and the Trust will be final and binding on all parties. No tenders of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. ComEd, the Trust, any affiliates or assigns of ComEd or the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

          12. Mutilated, Lost, Stolen or Destroyed Certificates. Any tendering holder whose Old Capital Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instruction. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been followed.

          13. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth on the front of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

          14. Acceptance of Tendered Old Capital Securities and Issuance of New Capital Securities; Return of Old Capital Securities. Subject to the terms and conditions of the Exchange Offer, ComEd and the Trust will accept for exchange all validly tendered Old Capital Securities as soon as practicable after the Expiration Date and will issue New Capital Securities therefor as soon as practicable thereafter. For purposes of the Exchange Offer, ComEd and the Trust shall be deemed to have accepted the Tendered Old Capital Securities when, as and if ComEd and the Trust have given written or oral notice thereof to the Exchange Agent. If any Tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Capital Securities will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Issuance and Special Delivery Instructions."

               IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


============================================================       =================================================================
                                Give the SOCIAL SECURITY                                           Give the EMPLOYER
For this type of account        number of --                       For this type of account        IDENTIFICATION NUMBER 0f--
============================================================       =================================================================
1.   Individual                 The individual                     5.  Sole proprietorship         The Owner/3/
                                                                       account

2.   Two or more individuals    The actual owner of the            6.  A valid trust, estate,      Legal entity (Do not furnish
     (joint account)            account or, if combined funds,         or pension trust            the identifying number of the
                                the first individual on the                                        personal representative or
                                account/1/                                                         trustee unless the legal entity
                                                                                                   itself is not designated in the
                                                                                                   account title.)/4/

3.   Custodian account of a     The minor/2/                       7.  Corporate                   The Corporation
     minor
     (Uniform Gift to Minors
     Act)

4.   a.  The usual revocable    The grantor-trustee/1/             8.  Association, club,          The organization
         savings trust account                                         religious, charitable,
         (grantor is also                                              educational, or other
         trustee)                                                      tax-exempt organization
     b.  So-called trust        The actual owner/1/
         account that is not a
         legal or valid trust
         under State law

                                                                   9.  Partnership                 The partnership

                                                                  10.  A broker or registered      The broker or nominee
                                                                       nominee

                                                                  11.  Account with the            The public entity
                                                                       Department of Agriculture
                                                                       in the name of a public
                                                                       entity (such as a State or
                                                                       local government, school
                                                                       district, or person) that
                                                                       receives agricultural
                                                                       program payments

============================================================      ==================================================================

/1/  List first and circle the name of the person whose number you furnish.

/2/  Circle the minor's name and furnish the minor's social security number.

/3/ You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

/4/ List first and circle the name of the legal trust, estate, or pension trust.


Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name issued.

Section references are to the Internal Revenue Code.

Purpose of Form.--A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

What is Backup Withholding?--Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

          1.   You do not furnish your TIN to the requester, or

          2. The IRS tells the requester that you furnished an incorrect TIN, or

          3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

          4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

          5. You do not certify your TIN. See the Part III Instructions for exceptions.

     Certain payees and payments are exempt from backup withholding and information reporting. See the Part II Instructions and the separate Instructions for the Requester of Form W-9.


How to Get a TIN.--If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

     If you do not have a TIN, write "Applied For" in the space for the TIN in
Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

     As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

PENALTIES

Failure To Furnish TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.


SPECIFIC INSTRUCTIONS

Name.--If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your name, the last name shown on your social security card and your new last name.

Sole Proprietor.--You must enter your individual name. (Enter either your SSN or EIN in Part 1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

Part I--Taxpayer Identification Number (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on page 20 for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How To Get A TIN on page 21.

Part II--For Payees Exempt From Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

     If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Part III--Certification

For a joint account, only the person whose TIN is shown in Part I should sign.

     1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

     3. Real Estate Transactions. You must sign the certification. You may cross out Item 2 of the certification.

     4. Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

     5. Mortgage Interest Paid by You, Acquisitions or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.